CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($)	9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Loss from operations	$ (1,025,775)
Provision for income taxes	(343,430)
Net loss	416,180
Southland Holding Llc [Member]
Revenue	866,627,000	$ 915,560,000
Cost of construction	761,549,000	840,950,000
Gross profit	105,078,000	74,610,000
Selling, general, and administrative expenses	43,395,000	42,021,000
Loss from operations	61,683,000	32,589,000
(Loss) gain on investments, net	79,000	(752,000)
Other expense (income), net	936,000	1,570,000
Interest expense	(6,317,000)	(5,321,000)
Earnings before income taxes	56,223,000	29,590,000
Provision for income taxes	13,745,000	2,215,000
Net loss	42,478,000	27,375,000
Net income attributable to noncontrolling interests	1,474,000	3,489,000
Net income attributable to Southland Holdings	$ 41,004,000	$ 23,886,000